UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 21, 2024

AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive , Fort Worth , Texas	76155
1 Skyview Drive , Fort Worth , Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(
682
)
278-9000
(
682
)
278-9000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	—	(1)

(1)	Attached to the Common Stock
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule
12b-2
of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 21, 2024, Mr. Devon May, the Chief Financial Officer of American Airlines Group Inc. (the “Company”), entered into a Restrictive Covenants Agreement and a Severance Agreement with the Company that provides for certain post-employment restrictive covenants, including non-competition
for a period of 18 months and
non-solicitation
for a period of 24 months following the date the executive terminates employment with the Company and irrespective of whether the executive receives severance in connection with the executive’s termination of employment. Mr. May’s Severance Agreement provides that in the event his employment is terminated by the Company without cause or he resigns for good reason (each, a “Covered Termination”), he will be entitled to: (i) a cash severance payment equal to 18 months of the executive’s base salary plus 1.5 times the executive’s annual target cash incentive, (ii) payment or reimbursement of COBRA pre
miums through the earlier of 18 months or the date the executive becomes eligible for coverage under another employer’
s pl
an and (iii) continued vesting of outstanding equity awards for 18 months following the termination date. The Severance Agreement also provides for acceleration of equity awards in the event of a Covered Termination within the two-year
period following a change in control, with equity awards subject to performance-vesting conditions vesting at the greater of target or the expected attainment level based on performance as of the termination date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: February 26, 2024	By:	/s/ Priya R. Aiyar
Priya R. Aiyar
Executive Vice President, Chief Legal Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: February 26, 2024	By:	/s/ Priya R. Aiyar
Priya Aiyar
Executive Vice President, Chief Legal Officer